UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 23, 2025

HORACE MANN EDUCATORS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10890	37-0911756
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Horace Mann Plaza Springfield, Illinois 62715-0001
(Address, including zip code)

Registrant’s telephone number, including area code: (217) 789-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	HMN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01:	Other Events

On September 26, 2025, Horace Mann Educators Corporation (the “Company”) completed a public offering (the “Offering”) of $300,000,000 aggregate principal amount of the Company’s 4.700% Senior Notes due 2030 (the “Notes”) pursuant to an underwriting agreement, dated as of September 23, 2025 (the “Underwriting Agreement”), among the Company and PNC Capital Markets LLC, BMO Capital Markets Corp. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”). The Underwriting Agreement contains customary representations, warranties, conditions to closing, indemnification rights and obligations of the parties.

The Notes were issued under an indenture, dated as of November 23, 2015 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The Notes are represented by a global note, executed by the Company, dated September 26, 2025. Pursuant to the terms of the Indenture, the Notes are unsecured senior obligations of the Company and rank equally with all of the Company’s other unsecured, unsubordinated indebtedness. The Notes bear interest at an annual rate of 4.700%, payable by the Company on April 1 and October 1 of each year, beginning on April 1, 2026. The Notes mature on October 1, 2030.

The Company may redeem the Notes in whole or in part, at any time and from time to time, at the price set forth in the Notes. The Indenture contains customary covenants and events of default.

The Company intends to use the net proceeds from the issuance of the Notes for general corporate purposes, including repayment of the Company's 4.50% Senior Notes due December 1, 2025.

The Notes were issued pursuant to the Prospectus Supplement, dated September 23, 2025, to the Prospectus, dated March 8, 2024 (the “Prospectus”), filed as part of the registration statement on Form S-3 (No. 333-277784) (the “Registration Statement”).

The foregoing description of the Underwriting Agreement, Indenture, Notes and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. Each of Exhibits 1.1 and 4.1 are hereby incorporated by reference into the Registration Statement and the Prospectus.

On September 23, 2025, the Company issued a news release announcing the pricing of the Offering. A copy of the news release is attached hereto, furnished as Exhibit 99.1 and incorporated in this Item 8.01 by reference.

Item 9.01:	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 1.1
Underwriting Agreement, dated as of September 23, 2025, by and among Horace Mann Educators Corporation and PNC Capital Markets LLC, BMO Capital Markets Corp. and J.P. Morgan Securities LLC, as representatives of the several underwriters listed on Schedule 1 thereto.

Exhibit 4.1
Indenture, dated as of November 23, 2015, by and between Horace Mann Educators Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee, incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated November 18, 2015, filed with the Securities and Exchange Commission on November 23, 2015.

Exhibit 4.2	Form of Horace Mann Educators Corporation’s 4.700% Senior Notes due 2030.

Exhibit 5.1	Opinion of Gibson, Dunn & Crutcher LLP.

Exhibit 23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

Exhibit 99.1	News release dated September 23, 2025, announcing the pricing of the Offering.

Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HORACE MANN EDUCATORS CORPORATION

	By:	/s/ Maureen Temchuk
Name: Maureen Temchuk
Title: Controller and Chief Accounting Officer

Date: September 26, 2025